EQUIPMENT	9 Months Ended	12 Months Ended
	Nov. 30, 2014	Feb. 28, 2014
Property, Plant and Equipment [Abstract]
EQUIPMENT

On March 26, 2014, we entered into an agreement with HealthCare Equipment Funding located in Roswell, Georgia to finance the purchase of a Perkin Elmer Vectra 2.0 microscope for a purchase price of $318,603. The terms of the agreement require a down payment of $21,115 and 36 monthly payments of $10,260. The agreement further requires a security deposit of $238,952, which will be refunded to the Company in three equal installments upon the payment of the twelfth, the twenty-fourth and the thirty-sixth monthly payments. This security deposit has been satisfied by the Company. As further security, a personal guaranty was required of our chief executive officer.

On September 1, 2014, we opened our diagnostic laboratory in Boston MA. As such, we have begun to enter into arrangements for the acquisition of additional laboratory equipment, computer hardware and software, leasehold improvements and office equipment. We cannot at this time provide assurances that we will be able to enter into agreements with vendors on terms commercially favorable to us or that we will be able to enter into such arrangements without securing additional financing.

Equipment consists of the following:

	Estimated Useful lives	February 28, 2014	February 28, 2013
Research equipment	7 years	$165,537	$-
Computer and software equipment	5 years	72,909	65,722
		238,446	65,722
Accumulated depreciation and amortization		(34,192)	(12,396)
Equipment, net		$204,254	$53,326

Depreciation of equipment utilized in research and development activities is included in research and development expenses. All other depreciation is included in general and administrative expense. Depreciation and amortization expense was $21,796 and $11,125 for the years ended February 28, 2014 and 2013, respectively, and $34,192 for the period from July 22, 2009 (inception) to February 28, 2014.